MOBIL CORPORATION

                             BOARD RESOLUTION

                   * * * * * * * * * * * * * * * * * * *



Review and Approval
of Annual Report on
Form 10-K


          RESOLVED, that the Corporation's 1995 Annual Report on Form 10-K in substantially the form presented at this meeting, be and the same hereby is approved, and that the officers of the Corporation be and they and each of them hereby are authorized to sign and file such Report, including any amendments to such annual report on Form 10-K, on behalf of the Corporation with the Securities and Exchange Commission, the New York Stock Exchange and such other exchanges as may be necessary and appropriate, with such changes or amendments therein, if any, as may be approved by the officer or officers signing the same, which changes or amendments are hereby expressly approved.

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                             MOBIL CORPORATION

                             BOARD RESOLUTIONS

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1995 Annual Report


       RESOLVED, that the draft Annual Report to stockholders for the year 1995 in substantially the form submitted, be and the same hereby is approved; and further

       RESOLVED, that the Secretary or any Assistant Secretary of the Corporation shall cause a copy of the Annual Report, substantially in the form thereof presented to the meeting, to be sent to each stockholder of record of the Corporation.

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                             MOBIL CORPORATION

                             POWER OF ATTORNEY



       KNOW ALL PERSONS BY THESE PRESENTS, that each of the under-signed directors and/or officers of Mobil Corporation, a Delaware corporation, hereby constitutes and appoints WALTER R. ARNHEIM, GEORGE BROADHEAD, CHARLES H. DuBOIS and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents to execute in his or her name and capacity the 1995 annual report on Form 10-K of this Corporation and any amendments to such annual report with all exhibits thereto, and any and all documents in connection therewith pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, each of such persons having full power to act without the others;


       AND FURTHER, that each of the undersigned directors and/or officers of the Corporation hereby grants to said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.


       IN WITNESS WHEREOF, the undersigned, as directors and/or officers of said Mobil Corporation or as individuals, have here-unto set their hands and seals as of the 23rd day of February, 1996.


                                /s/ Lucio A. Noto
NAME AND TITLE
                                Lucio A. Noto, Director, Chairman
                                of the Board, Principal Executive
                                Officer


                               /s/ Thomas C. DeLoach, Jr.
NAME AND TITLE
                               Thomas C. DeLoach, Jr., Senior Vice
                               President, Principal Financial Officer
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                                      -2-



                              /s/ George Broadhead
NAME AND TITLE
                              George Broadhead, Acting Controller,
                              Principal Accounting Officer


                              /s/ Lewis M. Branscomb
NAME AND TITLE
                              Lewis M. Branscomb, Director


                              /s/ Donald V. Fites
NAME AND TITLE
                              Donald V. Fites, Director


                              /s/ Charles A. Heimbold, Jr.
NAME AND TITLE
                              Charles A. Heimbold, Jr., Director


                              /s/ Paul J. Hoenmans
NAME AND TITLE
                              Paul J. Hoenmans, Director


                              /s/ Allen F. Jacobson
NAME AND TITLE
                              Allen F. Jacobson, Director


                              /s/ Samuel C. Johnson
NAME AND TITLE
                              Samuel C. Johnson, Director


                              /s/ Helene L. Kaplan
NAME AND TITLE
                              Helene L. Kaplan, Director


                              /s/ J. Richard Munro
NAME AND TITLE
                              J. Richard Munro, Director


                              /s/ Aulana L. Peters
NAME AND TITLE                Aulana L. Peters, Director

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                                      -3-



                              /s/ Eugene A. Renna
NAME AND TITLE
                              Eugene A. Renna, Director


                              /s/ Charles S. Sanford, Jr.
NAME AND TITLE
                              Charles S. Sanford, Jr., Director


                              /s/ Robert G. Schwartz
NAME AND TITLE
                              Robert G. Schwartz, Director


                              /s/ Robert O. Swanson
NAME AND TITLE
                              Robert O. Swanson, Director